EXCHANGE PLACE ADVISORS TRUST

SPHERE 500 CLIMATE FUND

Trading Symbol: SPFFX

(the “Fund”)

Supplement dated June 5, 2025 to the Fund’s
Prospectus dated January 28, 2025, as supplemented

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Under the “SHAREHOLDER INFORMATION – Purchase of Shares” section of the Prospectus, the third paragraph is deleted and replaced with the following:

By Mail: You may purchase shares by sending a check in U.S. dollars drawn on a U.S. bank payable to the Sphere 500 Climate Fund, indicating the name of the Fund and the dollar amount to be purchased, along with a completed application. Cash equivalents, for example, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. You may use the Automated Clearing House (“ACH”) network to make an initial purchase of Fund shares, including through enrollment in the Fund’s Automatic Investment Plan which uses the ACH network to process recurring investments. To elect this option, please supply documentation of complete bank account number and bank ownership (which must have at least one common owner as your Sphere 500 Climate Fund account), such as a voided check or a copy of a bank statement for the bank account when submitting the completed application. Please refer to the “SHAREHOLDER INFORMATION – Automatic Investment Plan” section below. There is a daily ACH transfer maximum of $100,000. ACH purchases will be effective at the NAV per share on the business day after the order is placed.

Under the “SHAREHOLDER INFORMATION – Additional Investments” section of the Prospectus, the first paragraph is deleted and replaced with the following:

You may purchase additional shares of the Fund at any time by mail, wire, through an Automatic Investment Plan, or via ACH transfer. Each additional mail purchase request must include:

• your name

• the name on your account(s)

• your account number(s)

• a check made payable to the Fund

Current shareholders may purchase additional shares via ACH. To have this option added to your account, please send a completed form/letter to the Fund requesting this option and supply documentation of complete bank account number and bank ownership (which must have at least one common owner as your Sphere 500 Climate Fund account), such as a voided check or a copy of a bank statement for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions. The Fund may alter, modify or terminate this purchase option at any time.

Under the “SHAREHOLDER INFORMATION – Automatic Investment Plan” section of the Prospectus, the below paragraph is deleted and replaced with the following:

Automatic Investment Plan: For your convenience, the Fund offers an Automatic Investment Plan (“AIP”) for shareholders to make regular investments. The AIP may also be used to establish an initial investment in the Fund. Under the AIP, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest on a periodic basis. Your bank must be a member of the ACH network in order to participate in the AIP. To enroll in the AIP, complete the appropriate section of the Account Application. The Fund may suspend, modify or terminate the AIP at any time. You may cancel your participation in the AIP by notifying the Transfer Agent at least five calendar days prior to the effective date. A fee of $25 will be charged if your bank does not honor the AIP draft for any reason.

Please retain this Supplement for future reference.